Zazove Convertible Securities Fund, Inc.

Annual Report
December 31, 1999

TABLE OF CONTENTS

Portfolio Manager's Remarks					1

Report of Independent Public Accountants			2

Statement of Assets and Liabilities				3

Schedule of Investments						4

Statement of Operations						6

Statements of Changes in Net Assets				7

Statement of Cash Flows						8

Notes to Financial Statements	                        9

Financial Highlights					     13
This report has been prepared for the general information of shareholders in the Zazove Convertible Securities Fund, Inc.


Portfolio Manager's Remarks

Dear Convertible Securities Fund, Inc. Shareholders:

The final year of the millenium proved to be a solid year for your Fund with a return of +22.50%. We are pleased that the Fund was able to have a successful year in a period marked by an enormous divergence within the financial markets. While 1999 was one of the best ever for most technology-related investments, it was one of the worst ever for the bond market.

Stock Markets
While the stock market experienced a generally favorable year, the major stock indices masked an enormous divergence within the market. Growth stocks, particularly technology and communication companies, experienced an extraordinary year as evidenced by the NASDAQ's unprecedented rise. Meanwhile, the balance of the stock market had a rather mediocre year:

* 61% of NYSE stocks declined for the year
* Within the S&P 500, more than half of the stocks were down for the year
* The Russell 1000 Growth Index was up 32.27%, while the Russell 1000 Value Index was up only 5.38%

Technology euphoria dominated the stock market: small-cap to large, domestic and international. The small-cap Russell 2000 had its best year in recent memory, yet the returns were largely driven by internet and technology companies. International markets had a very strong year but technology was once again the theme, particularly in Europe and Asia. In sum, 1999 proved a solid year for global equity markets in general and for growth, technology and momentum managers specifically.

Bond Markets
The bond market provided a stark contrast to the equity market during 1999. The worldwide recovery from 1998's international crisis left bonds in a steady decline throughout the year. The yield on the 30-year treasury rose from 5.09% to 6.48%. The result was a total return (including income) of -14.89% for the long bond, its worst year ever. The sell-off extended throughout fixed-income classes and included international, high-yield, and distressed markets. The only safe havens within the bond market were extremely short maturities and some isolated technology-related sectors within the high yield market.

Fund Performance
The Fund's strategy can be viewed as either a high-return alternative to bonds or a low-risk alternative to stocks. Under either view, the Fund had a solid 1999. Our convertible strategy solidly outperformed a terrible bond market while enjoying substantial participation in the stock market's advances. We were able to achieve these results with a broadly diversified portfolio and a constant focus on managing risk.
As we enter the new millenium, we will continue to implement the Fund's long term quantitative investment strategy to achieve our goal of protection from significant stock market declines while allowing participation in broad stock market advances.

Please do not hesitate to call us with your questions, comments and suggestions. We appreciate the opportunity to provide our specialized investment strategy for your Fund and we look forward to another successful year in 2000.

Sincerely,

Gene T. Pretti
President and Portfolio Manager


Report of Independent Public Accountants

To the Shareholders and Board of Directors of Zazove Convertible Securities Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of ZAZOVE CONVERTIBLE SECURITIES FUND, INC. (a Maryland corporation), including the schedule of investments, as of December 31, 1999, and the related statements of operations, changes in net assets, cash flows and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Zazove Convertible Securities Fund, Inc. as of December 31, 1999, and the results of its operations, changes in its net assets, its cash flows and financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP
Chicago, Illinois
February 11, 2000


Statement of Assets and Liabilities
As of December 31, 1999


ASSETS
Investment securities, at market value
  -- cost $37,815,086 (Note 1)		     		$ 35,963,414
Cash and cash equivalents						 2,523
Receivables-
    Dividends						    	      50,617
    Interest						   	     304,045
    Securities sold, not settled		        	   2,768,163
        Total assets				      	  39,088,762

LIABILITIES
Securities sold short, at market value
  -- proceeds $646,728 (Note 1)     		    	     666,250

Payables-
    Redemptions						  	   2,344,298
    Margin account due to brokers			 	   5,273,982
    Accounting fees					            22,000
    Margin interest 					  	      10,309
    Other									 5,102
Total liabilities						 	   8,321,941

Net Assets						     		$ 30,766,821


ANALYSIS OF NET ASSETS-

Common stock ($.01 par value; 25,000,000
  shares authorized; 1,821,984 shares issued
  and outstanding)				     		$     18,220
Paid in surplus							  31,957,408
Accumulated undistributed net realized gains
  on investments						   	     837,019
Distribution in excess of net investment income   	    (174,632)
Net unrealized depreciation on investments       	  (1,871,194)
NET ASSETS						    	      $ 30,766,821


Net asset value per share (based on
1,821,984  shares outstanding)		     		$      16.89


The accompanying notes to financial statements are an integral part of this statement.

Schedule of Investments
As of December 31, 1999
                                                Principal/	    Market
                                                Shares          Value

CONVERTIBLE PREFERRED STOCK - 38%
   Carriage Service Capital Trust $3.50		 45,000	$ 1,305,000
   Fleetwood Capital Trust $3.00			 30,000	  1,012,500
   Frontier Insurance $3.125				 43,700	    852,150
   General Datacomm Industries $2.25		 25,000	    387,500
   Hercules Inc. $65.00					  1,000	    778,750
   Hybridon Inc. $6.50					  5,345	     93,538
   Lab Corp of America (Class B) $4.250		 18,796	  1,306,322
   Metromedia Int'l Group, Inc. $3.625		 45,000	  1,350,000
   Newell Financial Trust 1 $2.625			 21,000	    801,948
   Prologis Trust $1.75					 18,200	    450,450
   Sovereign Capital Trust $3.750			 20,000	    992,500
   Treev PIK $0.84					163,800       1,535,625
** Village Roadshow $3.25				  7,500         316,875
   Walden Residential Prop (Class B) $2.29	 24,400         588,650

       Total convertible preferred stock
       (cost -- $12,288,335)						 11,771,808


CONVERTIBLE BONDS - 78%
+  APP Finance VI Mauritius, 0.000%
     Due 11-18-12					    $ 3,800,000	    684,000
** APP Finance VII Mauritius, 3.500%
     Due 04-30-03						1,245,000	    919,744
*  Altos Hornos De Mexico, 5.50%
     Due 12-15-01						  500,000	    200,000
   Alza Corp., 5.000% Due 05-01-06			1,000,000     1,052,500
   BankAtlantic Bancorp Inc., 6.750%
     Due 07-01-06						1,235,000	  1,086,800
   Cox Communications (PCS), 6.859%
     Due 11-15-29						    8,000	    776,000
   DRS Technologies Inc., 9.000%
     Due 10-01-03						  140,000	    159,250
   EBRD BK Reconst & Dev/MATAV, 0.750%
     Due 07-02-01						1,000,000	  1,087,500
   Elan Corp., 4.750%
     Due 11-15-04						1,000,000	  1,023,120
+  Four Seasons, 0.000%
     Due 09-23-29						2,800,000	    868,000
   Gener S.A., 6.000%
     Due 03-01-05						1,200,000     1,231,500
   General DataComm Industries Inc., 7.750%
     Due 09-30-02						1,000,000     1,245,000
   Interpublic Group Co. Inc., 1.870%
     Due 06-01-06						  600,000	    684,000
** Inversiones y Representaciones SA, 4.500%
     Due 08-02-03						  200,000	    225,000
   Magna Int'l Inc., 5.000% Due 10-15-02		1,200,000	  1,150,500
   NCS Healthcare Inc., 5.750%
     Due 08-15-04						  700,000 	    249,988
+  Network Associates Inc., 0.000%
     Due 02-13-18						1,200,000	    439,500
+  News America Holdings, 0.000%
     Due 03-11-13						1,000,000	    786,250
   North American Vaccine, 6.500%
     Due 05-01-03						  640,000	    496,000
   Personnel Group, 5.750%
     Due 07-01-04						1,000,000	    812,500
   Phoenix Investment Partners Ltd., 6.000%
     Due 11-01-15						  444,500 	    474,504
   Quadramed Corporation, 5.250%
     Due 05-01-05						  900,000       441,000
   Rite Aid Corporation, 5.250%
     Due 09-15-02					      2,500,000     1,715,625
   SpaceHab Inc., 8.000% Due 10-15-07		  250,000	    185,000
   Telefonos de Mexico, 4.250% Due 06-15-04	  600,000	    783,000
** Thermo Fibertek Inc., 4.500% Due 07-15-04	1,290,000     1,032,000
+  Triarc Companies, 0.000% Due 02-09-18	    $ 7,000,000	$ 1,601,250
   U.S. Diagnostic Labs Inc., 9.000%
     Due 03-31-03						1,505,000	    940,625
** U.S. Diagnostic Labs Inc., 6.500%
     Due 06-30-01						  630,000	    434,700
+  Wellpoint Health Network, 0.000%
     Due 07-02-19						1,900,000	  1,223,124

       Total convertible bonds (cost -- $24,900,863)		 24,007,980


COMMON STOCK - 1%
   Ascent Assurance, Inc.				  52,573	     93,645
   Treev Inc.						  28,180	     88,943

       Total common stock (cost -- $625,888)    		    182,588



OTHER - 0%
Hybridon Class A Wts (cost -- $0)					29,6711,038


Total investment securities (cost -- $37,815,086) 	       35,963,414



SHORT STOCK - (2%)
   Sprint Corp. (proceeds -- $646,728)		(6,500)	   (666,250)

       Other assets less liabilities -- (15)%       	       (4,530,343)


       Net assets -- 100%					     $ 30,766,821

The above percentages were computed as a percentage of net assets.
 +	Nonincome producing
 * 	This security is currently in default and interest is not being accrued on the position.
**	These securities are subject to contractual or legal restrictions on their sale. At December 31, 1999, the value of these securities was $2,928,319, representing 8% of investment securities at market value.

The accompanying notes to financial statements are an integral part of this statement.


Statement of Operations
For the Year Ended December 31, 1999

INVESTMENT INCOME:

   Interest								$   1,109,103
   Dividends							      902,147
   Other									 30,426
         Total investment income				    2,041,676

EXPENSES:
   Management fees (Note 4)						571,016
   Margin interest							167,752
   Restructuring expense						 19,094
   Professional fees							 25,701
   Transfer agency fees							 54,467
   Custodian fees								  6,891
   Director fees								  6,000
   Other									  6,049
         Total expenses							856,970
         Net investment income				    1,184,706

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
     Net realized gains on investments and
      short securities						    2,829,776
     Net change in unrealized depreciation of
      investments and short securities			    2,402,748
         Net gains on investments				    5,232,524

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$   6,417,230

The accompanying notes to financial statements are an integral part of this statement.


Statements of Changes in Net Assets
For the Years Ended December 31, 1999 and 1998

								1999		  1998 *

OPERATIONS:
  Net investment income				  $ 1,184,706    $ 1,301,386
  Net realized gains (losses) on
   investments and short securities	          2,829,776     (1,421,181)
  Net change in unrealized depreciation
   of investments and short securities	    2,402,748	   (58,050)
       Net increase (decrease) in net
        assets resulting from operations	    6,417,230       (177,845)

DISTRIBUTIONS PAID:
  From net investment income			   (1,184,706)          -
  In excess of net investment income	     (174,632)	      -
  From net realized gains			   (1,992,757)		-
       Net decrease in net assets resulting
         from distributions paid		   (3,352,095)		-

CAPITAL SHARE TRANSACTIONS:
Proceeds from-
  Shares sold					    2,314,323		-
  Shares from reinvestment of dividends	    3,329,203		-
Payments for-
  Shares redeemed					   (8,989,426)		-
  Net partnership interests withdrawn **	   (5,335,970)		-
       Net decrease in net assets resulting
        from capital share transactions	   (8,681,870)		-

PARTNERS' CAPITAL TRANSACTIONS:
Contributions						  -   	 7,028,279
Withdrawals							  -		(7,814,546)
       Net withdrawals					  -		  (786,267)

       Net decrease in net assets		   (5,616,735)	  (964,112)

NET ASSETS, beginning of year			   36,383,556	37,347,668
NET ASSETS, end of year (including
 distribution in excess of net investment
 income of $174,632)				 $ 30,766,821   $ 36,383,556


* Figures are those of Zazove Convertible Fund, L.P., see Note 1 for more information.
** January 1, 1999 Zazove Convertible Fund, L.P. activity.

The accompanying notes to financial statements are an integral part of this statement.


Statement of Cash Flows
For the Year Ended December 31, 1999

CASH FLOWS FROM OPERATING ACTIVITIES:

Net increase in net assets resulting from operations	     $  6,417,230
Adjustments to reconcile net increase in net assets
 resulting from operations to cash provided by operating
 activities-
   Net change in unrealized depreciation of investments
    and short securities						 (2,402,748)
   Net realized gains on investments and short securities	 (2,829,776)
   Decrease in dividends receivable						5,979
   Decrease in interest receivable					     49,756
   Decrease in other assets							4,113
   Decrease in management fee payable				    (54,384)
   Increase in redemptions payable					  2,344,298
   Increase in margin interest payable					3,777
   Decrease in other payables						     (1,824)
      Net cash provided by operating activities			  3,536,421

CASH FLOWS FROM INVESTING ACTIVITIES:

  Cash received from-
     Sale of investment securities				       77,954,356
     Securities sold short						    882,033
     Securities sold in prior period, settled this period	  1,427,878
  Cash paid-
     To purchase securities						(75,582,328)
     To cover short sales						   (211,500)
        Net cash provided by investing activities	 	  4,470,439

CASH FLOWS FROM FINANCING ACTIVITIES:

  Proceeds from-
     Shares sold								  2,314,323
     Shares from reinvestment of dividends			  3,329,203
  Payments for-
     Shares redeemed							 (8,989,426)
     Net partnership interests withdrawn **			 (5,335,970)
     Dividend distribution					       (3,352,095)
     Increase in margin account due to brokers			  4,029,182
        Net cash used in financing activities			 (8,004,783)

NET INCREASE IN CASH AND CASH EQUIVALENTS				      2,077

CASH AND CASH EQUIVALENTS, beginning of year				  446

CASH AND CASH EQUIVALENTS, end of year			     $      2,523

** January 1, 1999 Zazove Convertible Fund, L.P. activity.

The accompanying notes to financial statements are an integral part of this statement.


Notes to Financial Statements
December 31, 1999

1. SIGNIFICANT ACCOUNTING POLICIES:

Zazove Convertible Securities Fund, Inc., a Maryland corporation
(the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified management investment company that operates as a closed-end interval Fund. The Fund's investment objective is to realize long-term growth, current income and the preservation of capital. The Fund will pursue this objective primarily through investing in a portfolio of convertible securities. The convertible strategy will focus primarily on opportunities in the United States, although the Fund may invest abroad. Zazove Associates, LLC, is the Fund's Investment Advisor. The Fund initially acquired its portfolio pursuant to a merger whereby the Zazove Convertible Fund, L.P., a Delaware limited partnership registered under the Investment Company Act of 1940, was merged into the Fund on January 1, 1999.

The following is a summary of significant accounting policies:

Security valuations
Securities traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the mean between the bid and ask prices. Securities traded over the counter are valued at the average of the highest current independent bid and lowest current independent offer reported upon the close of trading on that day. If the market for a security exists predominantly through a limited number of market makers, the security is valued by attaining an independent bid and offer from at least two market makers in the security and valuing the security at the mid-point of the quote that, under the circumstances and in the good faith judgment of the Board of Directors, represents the fair value of the security. Securities for which market quotations are not available are valued at a fair value as determined in good faith by the Board of Directors.

Cash and cash equivalents
For purposes of the statement of cash flows, cash and cash equivalents include cash and money market investments. Total interest payments during 1999 were $157,443.

Other policies
The accounts of the Fund are kept on the accrual basis of accounting. Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the first-in, first-out cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis.

Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	DIRECTORS AND OFFICERS

The overall responsibility for the management and operation of the Fund is vested in the Board of Directors (the "Board"). The Board consists of five directors: Gene T. Pretti, Steven M. Kleiman, Andrew J. Goodwin III, Jack L. Hansen, and Peter A. Lechman. Each of the three directors who are not affiliated with the Investment Advisor will receive $2,000 annually for their service to the Fund.

Gene T. Pretti, President and Steven M. Kleiman, Secretary and Treasurer, are the principal officers of the Fund and are responsible for the day to day supervision of the business and affairs of the Fund. Except for certain actions requiring the approval of the shareholders or the directors, the principal officers of the Fund have the power and authority to take all actions deemed necessary and appropriate to pursue the Fund's objective.

Shareholders in the Fund will be unable to exercise any management functions. Management of the Fund is vested exclusively with the Board. There will not be any shareholder vote unless required by the Investment Company Act of 1940.

3.	SHARES

The Fund is authorized to issue up to 25,000,000 shares of common stock, $0.01 par value. Shareholders are entitled to one vote per share on all corporate issues put to vote of the shareholders, although the Fund does not contemplate holding annual meetings to elect directors or for any other purpose.

Shares may be purchased as of the first business day of each month upon approval of the Directors at the then net asset value per share. All subscription funds received after the first business day of the month will be added to the general funds of the Fund at the beginning of the following month.

On a quarterly basis, the Fund will offer to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share. Notice of the terms and conditions of each quarterly repurchase offer are sent to the shareholders in advance of the offer.

The Fund may impose a 2% fee on the redemption of fund shares held for less than one year, which fee is intended to compensate the Fund for expenses related to such redemption. Shares are redeemed by treating the shares first acquired by a shareholder as being redeemed prior to shares acquired by such shareholder thereafter.

In the case of the termination of the Fund, distributions to the shareholders will be made in proportion to their respective share ownership after the payment of all Fund creditors.

Analysis of changes in Shares/Units

								1999		  1998
								Shares        Units*

Subscriptions/Contributions to fund 		138,738	  426,730
Issued in reinvestment of distributions		211,512	     -
Redemptions/Withdrawals from fund		     (535,148)     (499,916)
Net partnership interests withdrawn **	     (344,923)	     -
   Net decrease					     (529,821)	  (73,186)



Shares/Units outstanding at the beginning
  of year							2,351,805   2,424,991
Shares/Units outstanding at the end of year	1,821,984	2,351,805

* Units for 1998 are those of Zazove Convertible Fund, L.P., as discussed in Note 1.
** January 1, 1999 Zazove Convertible Fund, L.P. activity.


4.	MANAGEMENT ARRANGEMENTS

Zazove Associates, LLC has been engaged as the Fund's Investment Advisor pursuant to the terms of an Investment Advisory Agreement. As Investment Advisor to the Fund, Zazove Associates, LLC will receive management fees based on the following management fee schedule. Management fees are computed and paid on a monthly basis.


Net assets		 First $20,000,000     Net assets in     Net assets in
			   in net assets         excess of 	       excess of
						     $20,000 up to      $70,000,000
						      $70,000,000

Annual Management
Fee Rate			 2.00%		  1.50%		  1.00%

5. EXPENSES

The Fund bears all normal costs and expenses of its operations including: management fees; brokerage commissions; custody fees; transfer agency fees; legal, audit, accounting and tax preparation expenses; applicable state taxes and other operating expenses such as regulatory filing fees and costs for communications with shareholders. The Fund will not incur costs and expenses associated with offering shares in the Fund. No portion of the Investment Advisor's or its affiliate's general overhead costs will be allocated to the Fund. The custodian fees are paid to UMB Bank, N.A. and the transfer agent fees are paid to Sunstone Financial Group, Inc.

6.	INCOME TAXES

The Fund has elected to be treated and to qualify each year as a "regulated investment Company" under Subchapter M of the Internal Revenue Code of 1986, as amended and therefore will not generally be liable for Federal income taxes to the extent taxable income is distributed on a timely basis.

7.	INVESTMENT TRANSACTIONS

For the year ended December 31, 1999, purchases of investment securities (excluding short-term securities) were $75,793,828 and proceeds from sales were $81,604,552. For federal income tax purposes, at December 31, 1999, the gross unrealized depreciation on investments was approximately $4,264,759, and the gross unrealized appreciation was approximately $2,231,292. The cost of investments for federal income tax purposes was $37,330,631 at December 31, 1999.

8.	OFF-BALANCE-SHEET RISK AND CONCENTRATIONS OF CREDIT RISK

The Fund engages in the short sale of securities. Securities sold short, not yet purchased, represent obligations of the Fund that result in off-balance-sheet risk as the ultimate obligation may exceed the amount shown in the accompanying financial statements due to increases in the market values of these securities.

At December 31, 1999, the three largest industry concentrations were as follows (as a percentage of investment securities at market value):

	Medical Services				11.55%
	Computer Software & Services		 6.97%
	Telecommunications			 5.20%

Since the Fund does not clear its own investment transactions, it has established an account with a third party custodian (UMB Bank, N.A.) for this purpose. The resulting concentration of credit risk is mitigated by the custodian's obligation to comply with the rules and regulations of the Securities and Exchange Act of 1934. In addition, the Fund has established an account with a brokerage firm (Bear Stearns Securities Corp.) for the purpose of purchasing securities on margin. At December 31, 1999, the Fund owed the brokerage firm $5,273,982 for securities purchased on margin. The Fund has pledged sufficient securities as collateral for the margin account held by the custodian. The Fund pays interest on any margin balance, which is calculated as the daily margin account balance times the broker's margin interest rate.

ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

FINANCIAL HIGHLIGHTS
For the Years Ended December 31, 1995 through 1999
Per Share/Unit Operating Performance

				      1999    1998(*)  1997(*)  1996(*)  1995(*)

Net Asset Value,
 beginning of year	      $15.47  $15.40   $14.09   $11.29   $8.96
Income from investment
 operations:

   Net investment income	  0.63    0.54	 0.70	    0.54	0.51
   Net realized and unrealized
    gains or losses on
    investments			  2.71   (0.47)    0.61     2.26    1.82
        Total from investment
         Operations             3.34    0.07     1.31     2.80    2.33

Less Distributions
From net investment income	 (0.63)    N/A      N/A      N/A     N/A
In excess of net investment
 Income				 (0.15)    N/A      N/A      N/A 	 N/A
From capital gains		 (1.14)    N/A 	  N/A      N/A 	 N/A
Total distributions		 (1.92)    N/A 	  N/A      N/A     N/A

Net Asset Value, end of year	$16.89  $15.47   $15.40   $14.09  $11.29

Total return			 22.50%   0.45%    9.30%   24.80%  25.90%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
         $30,766,821  $36,383,556  $37,347,668  $34,774,671  $24,938,913
Ratio of expenses to average
 net assets				  2.16%   2.16%    2.00%    2.31%   2.23%
Ratio of net investment income
 to average net assets		  3.72%   3.43%    4.57%    4.51%   5.07%
Portfolio Turnover rate		   222%    365%     405%     276%    155%


(*) Figures are those of Zazove Convertible Fund, L..P. see Note 1 for more information.

N/A - Not applicable as all income and capital gains were allocated directly to the partners' capital accounts.


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

DIRECTORS					Andrew  J. Goodwin, III
						Jack L. Hansen
						Steven M. Kleiman
						Peter A. Lechman
						Gene T. Pretti

OFFICERS					Gene T. Pretti
						Steven M. Kleiman

INVESTMENT ADVISOR			Zazove Associates, LLC
						940 Southwood Blvd., Suite 200
						Incline Village, NV  89451

CUSTODIAN					UMB Bank N.A.
						928 Grand Avenue
						Kansas City, MO  64106

INDEPENDENT ACCOUNTANTS			Arthur Andersen, LLP
						33 W. Monroe Street
						Chicago, IL  60603

DIVIDEND-DISBURSING			Sunstone Financial Group, Inc.
AND TRANSFER AGENT			207 East Buffalo Street, Suite 400
						Milwaukee, WI  53202